Exhibit 10.4


                            FOURTH AMENDMENT

                                  TO

                       FACILITIES LEASE AGREEMENT

                                between

                       BRAZOS RIVER LEASING L.P.

                                 and

           DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                    Dated as of September 16, 1994




This Fourth Amendment to Facilities Lease Agreement has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. ____. To the extent, if any, that this Fourth Amendment to Facilities Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Fourth Amendment to Facilities Lease Agreement may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

              FOURTH AMENDMENT TO FACILITIES LEASE AGREEMENT

     This Fourth Amendment to Facilities Lease Agreement is made and entered into as of September 16, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                         W I T N E S S E T H:

     WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into a Facilities Lease Agreement, dated as of April 23, 1992, the "Facilities Lease Agreement"); and

     WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Facilities Lease Agreement to set forth their mutual agreement; and

     WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Facility leased by Brazos under the Facilities Lease Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Facilities Lease Agreement is hereby amended as follows:

     1. The definition of "Basic Rent" in Section 1.01 of the Facilities Lease Agreement is hereby amended to delete from paragraph (iii) thereof the reference to "1.25%" and insert in lieu thereof ".50%, or, if all or a portion of the borrowings which initially funded the Acquisition Cost of such Property were advanced to Brazos at a time when the aggregate total of all other borrowings then outstanding under the Credit Agreement equaled or exceeded $45,000,000, .20%,".

     2. Brazos and Diamond Shamrock R & M agree that this Fourth Amendment to Facilities Lease Agreement shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of Amendment No. 3 to the Credit Agreement by the necessary parties under the Credit Agreement.

     3. Defined terms used in this Fourth Amendment to Facilities Lease Agreement and not otherwise defined herein have the meanings ascribed to those terms in the Facilities Lease Agreement.

     IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this Fourth Amendment to Facilities Lease Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.


                             BRAZOS RIVER LEASING L.P.

                             By:  Headwater Investments L.P.,
                                  its General Partner

                                  By: Headwater Holdings, Inc.,
                                      its General Partner


                                  By: /S/ GREGORY C. GREENE,
                                          Gregory C. Greene
                                          President


                             DIAMOND SHAMROCK REFINING
                                  AND MARKETING COMPANY


                             By: /S/ R.C. BECKER,
                             Name:   R.C. Becker
                             Title:  Vice President and Treasurer


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